ETF SERIES SOLUTIONS
615 East Michigan Street | Milwaukee, Wisconsin 53202

July 31, 2020

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, DC 20549

Re:	ETF Series Solutions (the “Trust”) File Nos.: 333-179562 and 811-22668
Ladies and Gentlemen:

Pursuant to Rule 485(a)(1) of the Securities Act of 1933, the Investment Company Act of 1940, and the regulations thereunder, transmitted herewith on behalf of the Trust is Post-Effective Amendment No. 639 to the Trust’s Registration Statement on Form N-1A (the “Amendment”). The purpose of the Amendment is to make material changes to the name, investment objective, principal investment strategy, and principal investment risks of two series of the Trust, as follows:

•With respect to the Defiance Junior Cloud Computing and Big Data ETF (S000064807) the name of the series is changed to the Defiance Indxx Junior Semiconductor ETF and the investment objective is revised to track the total return performance, before fees and expenses, of the Indxx US Junior Semiconductor Index , as described in the Amendment.
•With respect to the Defiance Next Gen Medical Innovation ETF (S000062479), the name of the series is changed to the Defiance NextGen SPAC IPO ETF and the investment objective is revised to track the total return performance, before fees and expenses, of the Indxx SPAC & NextGen IPO Index, as described in the Amendment.

Shares of the above-listed series have not previously been offered to the public and will not be offered to the public prior to the effectiveness of the Amendment. If you have any questions or require further information, please contact Michael Barolsky at (414) 765-5586 or michael.barolsky@usbank.com.

Sincerely,

/s/ Michael D. Barolsky
Michael D. Barolsky
Vice President and Secretary